Southside Bancshares, Inc. and OmniAmerican Bancorp, Inc. Receive Regulatory Approvals for Merger

Southside Bancshares, Inc. (“Southside”) (NASDAQ: SBSI) and OmniAmerican Bancorp, Inc. (“Omni” or “OmniAmerican”) (NASDAQ: OABC) are pleased to announce that they have received all regulatory approvals required to complete their merger, which is scheduled to occur on or about December 17, 2014, subject to customary closing conditions.

“After months of planning and hard work by both of our bank staffs we are looking forward to implementing those plans and beginning the integration process,” stated Sam Dawson, Southside President and Chief Executive Officer. “We are excited to begin our partnership with Omni, which shares with us a proud heritage of outstanding customer service and community commitment.”

“Today is an important day in the history of OmniAmerican Bank,” stated Tim Carter, Omni President and Chief Executive Officer. “The merger is a great outcome and positions us well for continued success over the long term.”

The merger will result in one of the largest independent banks in the state of Texas, with 64 banking offices and combined assets of approximately $4.9 billion. The merger, which was unanimously approved by the board of directors of both Southside and Omni, received the approval of Southside’s shareholders and Omni’s stockholders in October 2014.

About Southside Bancshares, Inc.

Southside Bancshares, Inc. is a bank holding company with approximately $3.4 billion in assets that owns 100% of Southside Bank. Southside Bank currently has 50 banking centers in Texas and operates a network of 49 ATMs.

To learn more about Southside Bancshares, Inc., please visit our investor relations website at www.southside.com/investor. Southside’s investor relations site provides a detailed overview of its activities, financial information and historical stock price data. To receive e-mail notification of company news, events and stock activity, please register on the E-mail Notification portion of the website. Questions or comments may be directed to Lee Gibson at (903) 531-7221, or lee.gibson@southside.com.

About OmniAmerican Bancorp, Inc.

OmniAmerican Bancorp, Inc. is the holding company for OmniAmerican Bank, a full-service financial institution headquartered in Fort Worth, Texas. OmniAmerican Bank operates 14 full-service branches in the Dallas/Fort Worth Metroplex and offers a full array of business/commercial services as well as consumer products and services, mortgages and retirement planning. Founded over 50 years ago, OmniAmerican Bank had $1.34 billion in assets at September 30, 2014 and is proud to provide the highest level of personal service. Additional information is available at www.OmniAmerican.com.

Forward-Looking Statements

Certain statements of other than historical fact that are contained in this press release and in other written materials and oral statements issued by or on behalf of Southside or OmniAmerican may be considered to be “forward-looking statements” within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. These statements may include words such as “expect,” “estimate,” “project,” “anticipate,” “appear,” “believe,” “could,” “should,” “may,” “likely,” “intend,” “probability,”

“risk,” “target,” “objective,” “plans,” “potential,” and similar expressions. Forward-looking statements are statements with respect to Southside’s or OmniAmerican’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause Southside’s or OmniAmerican’s actual results, respectively, to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed merger involving Southside and OmniAmerican, including future financial and operating results, Southside’s and OmniAmerican’s plans, objectives, expectations and intentions, the expected timing of completion of the merger and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the risk that a condition to the closing of the mergers may not be satisfied; (ii) the timing to consummate the proposed merger; (iii) the risk that the businesses will not be integrated successfully; (iv) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (v) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (vi) the diversion of management time on merger-related issues; (vii) liquidity risk affecting Southside’s ability and OmniAmerican’s ability to meet their obligations when they come due (viii) general economic conditions, either nationally or in our market areas, that are worse than expected and (ix) changes in our financial condition or results of operations that reduce capital available to pay dividends.

Additional information concerning Southside and OmniAmerican and their respective businesses, including additional factors that could materially affect their respective financial results, is included in each of Southside’s and OmniAmerican’s Annual Report on Form 10-K for the year ended December 31, 2013 under “Forward-Looking Information” and Item 1A. “Risk Factors,” and in Southside’s and OmniAmerican’s other filings with the Securities and Exchange Commission (“SEC”). Each of Southside and OmniAmerican disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Additional Information About the Proposed Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Southside and OmniAmerican, on September 5, 2014, Southside filed with the SEC a joint proxy statement/prospectus of Southside and OmniAmerican which also constitutes a definitive prospectus for Southside. Southside and OmniAmerican delivered the definitive joint proxy statement/prospectus to their respective shareholders or stockholders on or about September 11, 2014. On September 16, 2014, each of Southside and OmniAmerican filed a Current Report on Form 8-K, which also constitutes additional definitive proxy statement materials for OmniAmerican and a definitive prospectus for Southside, that contained supplemental proxy statement materials. SOUTHSIDE AND OMNIAMERICAN URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain copies of all documents filed with the SEC regarding the merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) Southside’s website (www.southside.com) under the tab “Investor Relations,” and then under the tab “Documents”; (ii) Southside upon written request to Corporate Secretary, P.O. Box 8444, Tyler, Texas 75711; (iii) OmniAmerican’s website (www.omniamerican.com) under the tab “Investor Relations,” and then under the tab “SEC Filings”; or (iv) OmniAmerican upon written request to Keishi High at 1320 South University Drive, Suite 900, Fort Worth, Texas 76107.